                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 8, 1999
                                                         (March 30, 1999)
                                                         ----------------
                               Telesciences, Inc
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              (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-22601           51-0356153
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    (State or Other Jurisdiction      (Commission        (IRS Employer
         of Incorporation)            File Number)     Identification No.)


       4000 Midlantic Drive, Mt. Laurel, NJ                       08054
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       (Address of Principal Executive Offices)               (Zip Code)



      Registrant's telephone number, including area code: (609) 866-1000
                                                          --------------
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Item 5.  Other Events.
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         On March 30, 1999, the Registrant amended its Amended and Restated
Certificate of Incorporation to change the name of the Registrant from Axiom Inc. to Telesciences, Inc. In connection with the name change, the Registrant's symbol on the Nasdaq National Market was changed to TLSI, effective on March 31, 1999. The name change was approved by a vote of the Registrant's stockholders at its annual meeting on March 24, 1999. A copy of a press release issued by the Registrant in connection with the name change is filed herewith as Exhibit 99.1.
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                                  Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           TELESCIENCES, INC


Dated: April 5, 1999       By: /s/ Frances Penfold
                              ---------------------------
                              Frances Penfold
                              Vice President-Finance
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                                 Exhibit Index
                                 -------------

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.            Item
-------        ----

99.1           Press Release, dated March 30, 1999.
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                                                                    Exhibit 99.1
                                                                    ------------

AXIOM INC. ANNOUNCES COMPANY NAME CHANGE TO TELESCIENCES, INC (NASDAQ:TLSI)

          MT. LAUREL, N.J., March 30 /PRNewswire/ -- Axiom Inc. (Nasdaq: AXIM) today announced that it is changing its name to Telesciences, Inc, effective March 31, 1999, at which time the Company's shares will be listed on Nasdaq under the ticker symbol "TLSI." In accordance with the name change, the Company's Internet web site will be changed to "www.telesciences.com," effective immediately. There has been no change in Company ownership or corporate structure associated with the change in name. Andrew Maunder, Axiom President and CEO, stated, "As many in the industry know, prior to taking on the name Axiom Inc. our Company began operations in 1967 as Telesciences, Inc. before later adopting the name Securicor Telesciences. It is clear that a great many people still identify our original Telesciences name with value, integrity and industry expertise. We will continue to conduct business in the same high-quality fashion that has made us one of the industry leaders in the development and marketing of billing mediation, fraud management and traffic management systems."

          The Company has been serving telecommunications and information service providers worldwide for 30 years and is an ISO 9001 Certified company. Telesciences is recognized as a leader in the provision of real-time billing data collection and processing, fraud management and traffic management systems. Additional information on Telesciences can be found on its home page at www.telesciences.com.

          This release contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, the volatility of international markets, product demand and market acceptance, new product development, reliance on key strategic alliances, availability of raw materials, the regulatory environment, fluctuations in operating results and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.